[GRAPHIC OMITTED]                                             [GRAPHIC OMITTED]
WARBURG PINCUS FUNDS                             CREDIT SUISSE ASSET MANAGEMENT

                                   SEMIANNUAL
                                     REPORT

                               FEBRUARY 29, 2000
                                  (UNAUDITED)


                                 WARBURG PINCUS
                         LONG-SHORT MARKET NEUTRAL FUND

More complete information about the Funds, including charges and expenses, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-WARBURG (800-927-2874) or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.

Provident Distributors, Inc., Distributor, located at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961 is not affiliated with Credit Suisse Asset Management, LLC. Warburg Pincus Funds are advised by Credit Suisse Asset Management, LLC.

   FROM TIME TO TIME, THE FUNDS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

   RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

   INVESTMENT IN SHARES OF THE FUNDS CAN BE MORE VOLATILE AND RISKY THAN SOME OTHER FORMS OF INVESTMENT. IN ADDITION, IF THE ADVISER TAKES LONG POSITIONS IN STOCKS THAT DECLINE OR SHORT POSITIONS IN STOCKS THAT INCREASE IN VALUE, THEN THE LOSSES OF THE FUNDS MAY EXCEED THOSE OF OTHER STOCK MUTUAL FUNDS THAT HOLD LONG POSITIONS ONLY.

   THE VIEWS OF THE FUNDS' MANAGEMENT ARE AS OF THE DATE OF THE LETTERS AND PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF FEBRUARY 29, 2000; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

   FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
PORTFOLIO MANAGERS' LETTER -- FEBRUARY 29, 2000
--------------------------------------------------------------------------------

                                                                  March 24, 2000

Dear Shareholders:

   We are writing to report on the results of the Warburg Pincus Long-Short Market Neutral Fund (the "Fund") for the six months ended February 29, 2000.

   At February 29, 2000, the net asset value ("NAV") of the Fund's institutional shares was $15.50, compared to an NAV of $14.21 on August 31, 1999. As a result, the institutional shares' total return was 17.8%, (assuming the reinvestment of dividends and distributions totaling $1.1220 per share). By comparison, the Salomon Smith Barney U.S. 1-Month Treasury Bill Index1 benchmark (the "Index") returned 2.3% during the same period.

   At February 29, 2000, NAV of the Fund's common shares was $15.67, compared to an NAV of $14.19 on August 31, 1999. As a result, the common shares' total return was 17.6%, (assuming the reinvestment of dividends and distributions totaling $.9290 per share). By comparison, the Index returned 2.3% during the same period.

   The Fund significantly outperformed the Index during the fiscal half-year due to a positive combination of market conditions and our weighting of fundamental stock selection factors that our research concluded would most effectively discriminate between attractive and unattractive stocks.

   The factors that we correctly emphasized were earnings revisions, which were plentiful in a buoyant macroeconomic environment; operating performance, as reflected by companies' income statements rather than their balance sheets; and long-term relative strength.

   Unlike earlier periods, the market's high level of overall volatility helped performance. This served to create a number of opportunities of which we took advantage. Share-price momentum and relative valuation worked notably well during the period in this regard.

   Although our investment discipline is based on stock selection and does not significantly overweight or underweight industry sectors relative to the benchmark, results during the period were particularly strong in two sectors, technology and consumer cyclicals.

   Within technology, the Fund's long holdings were positioned to benefit from strong global demand for computer and Internet-related equipment, while short holdings were more oriented toward mainframe computers and older technology. Within consumer cyclicals, we profited from shorting companies that were more sensitive to a potential increase in commodity prices and owning the shares of companies that were more end-product-oriented.

WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
PORTFOLIO MANAGERS' LETTER -- FEBRUARY 29, 2000 (CONCLUDED)
--------------------------------------------------------------------------------

   Perhaps the weakest spot in the portfolio was the media sector. Our media stocks experienced disappointing relative performance, as several long positions did not benefit from improving earnings expectations and shorts were not penalized for their deficiencies as much as we had expected.

   As developments occur that we believe would be of interest to you, we will keep you informed. Meanwhile, if you have any questions about your portfolio or the capital markets generally, please feel free to call upon us at any time.

Sincerely yours,

Credit Suisse Asset Management Structured Equities Management Team

William W. Priest, Jr., Managing Director
Eric N. Remole, Managing Director
Marc E. Bothwell, Vice President
Michael A. Welhoelter, Vice President

INVESTING IN SHARES OF THE FUND CAN BE MORE VOLATILE AND RISKY THAN SOME OTHER FORMS OF INVESTMENTS. IN ADDITION, IF THE ADVISER TAKES LONG POSITIONS IN STOCKS THAT DECLINE OR SHORT POSITIONS IN STOCKS THAT INCREASE IN VALUE, THEN LOSSES OF THE FUND MAY EXCEED THOSE OF OTHER STOCK MUTUAL FUNDS THAT HOLD LONG POSITIONS ONLY.


PERFORMANCE

                                                                    SINCE
                                   SIX MONTHS     ONE YEAR        INCEPTION
                                     2/29/00 (3/1/99 - 2/29/00) (ANNUALIZED)
--------------------------------------------------------------------------------

Warburg Pincus Long-Short Market
Neutral Fund (Institutional) 2         17.8%           12.4%          8.1%

Warburg Pincus Long-Short Market
Neutral Fund (Common) 3                17.6%           12.2%          7.5%

Salomon Smith Barney
U.S. One-Month Treasury Index1          2.3%            4.6%          7.1% 4
--------------------------------------------------------------------------------

1 MONTHLY RETURN EQUIVALENTS OF YIELD AVERAGES WHICH ARE NOT MARKED TO MARKET. THE SALOMON SMITH BARNEY ONE-MONTH TREASURY INDEX CONSISTS OF THE LAST ONE-MONTH TREASURY BILL ISSUES.

2  INCEPTION: 7/31/98

3  INCEPTION: 9/8/98

4  SINCE INCEPTION OF INSTITUTIONAL SHARES

WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS
February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                      NUMBER
                                                        OF
                                                      SHARES     VALUE
                                                      ------    -------

COMMON STOCKS  82.0%
AEROSPACE/DEFENSE  1.3%
    Textron, Inc.                                      1,600  $    97,600
                                                              -----------
AIR TRANSPORT-FREIGHT  1.5%
    Southwest Airlines Co.                             6,000      110,625
                                                              -----------
AUTOMOTIVE  7.8%
    Ford Motor Co.                                     4,200      174,825
    General Motors Corp.                               1,700      129,306
    Johnson Controls, Inc.                             3,800      202,825
    PACCAR Inc.                                        1,300       55,981
                                                              -----------
                                                                  562,937
                                                              -----------
BEVERAGES & TOBACCO  1.7%
    Anheuser-Busch Cos., Inc.                            400       25,650
    Philip Morris Cos., Inc.                           1,300       26,081
    Tootsie Roll Industries                            2,300       68,281
                                                              -----------
                                                                  120,012
                                                              -----------
BROADCASTING & PUBLISHING  0.8%
    AMFM, Inc.**                                       1,000       61,375
                                                              -----------
CABLE  3.2%
    At Home Corp. Series A**                           3,400      116,663
    Cablevision Systems Corp.**                        1,800      115,538
                                                              -----------
                                                                  232,201
                                                              -----------
CHEMICALS  1.7%
    Air Products & Chemicals, Inc.                     3,200       82,400
    Occidental Petroleum Corp.                         2,700       43,369
                                                              -----------
                                                                  125,769
                                                              -----------
COMPUTERS, SOFTWARE & SERVICES  4.4%
    Earthlink, Inc.**                                  1,876       46,666
    RealNetworks, Inc.**                                 800       56,250
    VERITAS Software Corp.**                           1,100      217,663
                                                              -----------
                                                                  320,579
                                                              -----------
CONSTRUCTION & BUILDING MATERIALS  1.0%
    Ingersoll-Rand Co.                                 1,800       68,963
                                                              -----------
CONSUMER PRODUCTS & SERVICES  0.9%
    Avon Products                                      1,800       48,713
    Nu Skin Enterprises, Inc.**                        1,700       15,194
                                                              -----------
                                                                   63,907
                                                              -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)
February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                      NUMBER
                                                        OF
                                                      SHARES     VALUE
                                                      ------    -------

COMMON STOCKS  (CONT'D)
ELECTRIC UTILITIES  1.4%
    FirstEnergy Corp.                                  1,100  $    20,556
    Niagara Mohawk Power                               2,900       34,075
    Pinnacle West Capital                              1,600       44,200
                                                              -----------
                                                                   98,831
                                                              -----------
ELECTRONICS  8.7%
    Circuit City Stores                                2,100       84,788
    JDS Uniphase Corp.**                                 200       52,750
    Linear Technology Corp.                            1,300      136,419
    Motorola, Inc.                                     1,767      301,274
    Teradyne, Inc.**                                     600       52,200
                                                              -----------
                                                                  627,431
                                                              -----------
ENERGY & OIL EXPLORATION  1.9%
    Apache Corp.                                       1,200       43,800
    Burlington Resources, Inc.                         1,800       49,725
    Tidewater, Inc.                                    1,500       42,469
                                                              -----------
                                                                  135,994
                                                              -----------
FINANCIAL SERVICES  10.7%
    Hartford Financial Services, Inc.                  5,400      168,750
    J.P. Morgan & Co., Inc.                            1,600      177,600
    Jefferson-Pilot Corp.                              3,000      156,188
    Legg Mason, Inc.                                   2,000       78,500
    Merrill Lynch & Co., Inc.                            300       30,750
    Regions Financial Corp.                            1,700       34,425
    UnionBanCal Corp.                                  3,300      106,013
    USX - Marathon Group                               1,000       21,625
                                                              -----------
                                                                  773,851
                                                              -----------
FOOD & BEVERAGE  3.8%
    Coors, (Adolph) Class B                            1,500       65,813
    Darden Restaurants, Inc.                           2,700       35,606
    Fleming Companies, Inc.                            6,000       92,625
    U.S. Foodservice                                   4,400       77,825
                                                              -----------
                                                                  271,869
                                                              -----------
GAS UTILITIES  0.2%
    Peoples Energy                                       500       14,469
                                                              -----------
HEALTH CARE  4.0%
    Abbott Laboratories                                1,300       42,575
    Aetna, Inc.                                          400       16,450
    Boston Scientific Corp.                              700       12,775
    Cigna Corp.                                        1,400      103,338
    Wellpoint Health Networks, Inc.**                  1,700      114,750
                                                              -----------
                                                                  289,888
                                                              -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)
February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                      NUMBER
                                                        OF
                                                      SHARES     VALUE
                                                      ------    -------

COMMON STOCKS  (CONT'D)
INTERNET CONTENT  3.0%
    Extreme Networks, Inc.**                             500  $    55,625
    InfoSpace.com, Inc.                                  300       65,100
    Priceline.Com, Inc.**                              1,700       95,094
                                                              -----------
                                                                  215,819
                                                              -----------
METALS & MINING  1.7%
    Barrick Gold Corp.                                 2,300       37,519
    Bethlehem Steel Corp.                              2,500       14,219
    Freeport-McMoran Copper &
      Gold, Inc. Class B**                             3,300       45,375
    Ryerson Tull, Inc.                                 1,800       23,850
                                                              -----------
                                                                  120,963
                                                              -----------
OIL SERVICES  3.8%
    Enron Corp.                                        3,400      234,600
    Pennzoil-Quaker State Co.                          4,400       38,500
                                                              -----------
                                                                  273,100
                                                              -----------
PAPER & FOREST PRODUCTS  1.3%
    Weyerhaeuser Co.                                   1,800       92,363
                                                              -----------
PHARMACEUTICALS  2.6%
    Chiron Corp.**                                       600       30,000
    ICOS Corp.**                                       3,000      157,125
                                                              -----------
                                                                  187,125
                                                              -----------
REAL ESTATE  4.3%
    Apartment Investment &
      Management Company, Class A                      3,200      118,400
    Equity Residential Properties Trust                1,100       43,931
    General Growth Properties, Inc.                    3,400       98,388
    Host Marriott Corp.                                1,800       15,975
    Simon Debartolo Group                              1,600       37,600
                                                              -----------
                                                                  314,294
                                                              -----------
RENTALS  0.3%
    Hertz Corp.                                          700       25,069
                                                              -----------
RETAIL - SPECIALTY APPAREL STORES  3.2%
    Intimate Brands, Inc. Class A                      2,900       94,794
    Safeway, Inc.**                                      500       19,281
    Target Corp.                                         700       41,300
    Ticketmaster Online-CitySearch, Inc.**             2,100       73,270
                                                              -----------
                                                                  228,645
                                                              -----------
SEMICONDUCTOR  2.1%
    Broadcom Corp.**                                     400       78,950
    National Semiconductor Corp.**                     1,000       75,125
                                                              -----------
                                                                  154,075
                                                              -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)
February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                      NUMBER
                                                        OF
                                                      SHARES     VALUE
                                                      ------    -------

COMMON STOCKS  (CONT'D)
TELECOMMUNICATIONS  4.9%
    A. H. Belo Corp. Class A                           4,200  $    54,075
    American Tower Corporation, Class A**                700       34,475
    AT&T Corp.                                         2,000       98,875
    Galileo International, Inc.                        1,300       22,100
    MCI WorldCom, Inc.**                               1,000       44,625
    Nextel Communications, Inc.**                        500       68,156
    NEXTLINK Communications, Inc.**                      300       33,056
                                                              -----------
                                                                  355,362
                                                              -----------
TOTAL COMMON STOCKS (Cost $6,102,083)                         $ 5,943,117
                                                              -----------

                                                        PAR
                                                       (000)
                                                       -----
REPURCHASE AGREEMENT  14.0%
    Bear Stearns  (Agreement  dated
      02/29/00,  to be repurchased at
      $1,014,141, collateralized by
      $1,065,000 U.S. Treasury Inflation
      Index Note 3.875% due 01/15/09.
      Market value of collateral is
      $1,036,206.)
      5.760% 03/01/00                                 $1,014  $ 1,013,979
      (Cost $1,013,979)                                       -----------

                                                      NUMBER
                                                        OF
                                                      SHARES
                                                      ------
SECURITIES SOLD SHORT  (81.9%)
ACCIDENT & HEALTH INSURANCE  (1.1%)
    UAL Corp.**                                       (1,600) $   (78,000)
                                                              -----------
AEROSPACE/DEFENSE  (5.0%)
    AMR Corp.**                                       (1,400)     (74,025)
    Lear Corp.**                                      (1,800)     (38,025)
    Lockheed Martin Corp.                             (3,500)     (61,031)
    T.R.W., Inc.                                      (4,000)    (192,000)
                                                              -----------
                                                                 (365,081)
                                                              -----------
ARRANGEMENT OF TRANSPORTATION OF
  FREIGHT & CARGO  (3.0%)
    Avnet, Inc.                                       (3,200)    (214,000)
                                                              -----------
AUTOMOBILE PARTS & EQUIPMENT  (3.6%)
    Autonation, Inc.**                                (9,300)     (70,331)
    Dana Corp.                                        (3,100)     (66,069)
    Genuine Parts Co.                                   (900)     (20,306)
    Goodyear Tire & Rubber Co.                        (4,600)    (104,363)
                                                              -----------
                                                                 (261,069)
                                                              -----------


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)
February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                      NUMBER
                                                        OF
                                                      SHARES     VALUE
                                                      ------    -------

SECURITIES SOLD SHORT  (CONT'D)
BUILDING & BUILDING MATERIALS  (1.0%)
    Armstrong World Industries                        (2,600) $   (49,400)
    Johns Manville Corp.                              (2,400)     (19,500)
                                                              -----------
                                                                  (68,900)
                                                              -----------
BUSINESS SERVICES  (2.5%)
    ACNielsen Corp.                                   (1,000)     (16,938)
    Catalina Marketing Corp.**                        (1,400)    (119,175)
    Keane, Inc.**                                     (2,000)     (48,000)
                                                              -----------
                                                                 (184,113)
                                                              -----------
CABLE  (1.3%)
    Cox Communications, Inc.**                        (2,100)     (95,419)
                                                              -----------
CAPITAL IMPROVEMENT  (1.3%)
    American Standard Companies**                     (2,800)     (97,650)
                                                              -----------
COMMUNICATIONS & MEDIA  (2.1%)
    Chris-Craft Industries, Inc.**                    (1,300)     (85,556)
    Telephone and Data Systems, Inc.                    (600)     (63,300)
                                                              -----------
                                                                 (148,856)
                                                              -----------
COMPUTERS, SOFTWARE & SERVICES  (4.5%)
    BMC Software, Inc.**                              (3,100)    (142,600)
    Citrix Systems, Inc.**                              (600)     (63,263)
    Storage Technology Corp.**                        (1,000)     (12,750)
    Tandy Corp.                                       (2,900)    (110,381)
                                                              -----------
                                                                 (328,994)
                                                              -----------
CONGLOMERATE  (1.1%)
    General Electric Co.                                (600)     (79,313)
                                                              -----------
CONSUMER PRODUCTS & SERVICES  (3.2%)
    Colgate-Palmolive Co.                             (1,500)     (78,281)
    Gillette Co.                                      (2,600)     (91,650)
    Newell Rubbermaid, Inc.                             (700)     (16,188)
    Whitman Corp.                                     (3,800)     (47,500)
                                                              -----------
                                                                 (233,619)
                                                              -----------
ELECTRIC UTILITIES  (1.0%)
    Unicom Corp.                                      (1,900)     (71,844)
                                                              -----------
ELECTRONICS  (5.0%)
    Arrow Electronics, Inc.**                         (3,500)    (105,875)
    Atmel Corp.**                                     (2,900)    (143,550)
    Texas Instruments, Inc.                             (700)    (116,550)
                                                              -----------
                                                                 (365,975)
                                                              -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)
February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                      NUMBER
                                                        OF
                                                      SHARES     VALUE
                                                      ------    -------

SECURITIES SOLD SHORT  (CONT'D)
ENVIRONMENTAL SERVICES  (0.2%)
    Waste Management, Inc.                            (1,000) $   (15,000)
                                                              -----------
FINANCIAL SERVICES  (10.1%)
    American Express Co.                                (400)     (53,675)
    American Financial Group                          (3,100)     (65,100)
    CCB Financial Corp.                                 (900)     (33,413)
    Charles Schwab Corp.                              (1,500)     (62,719)
    Cincinnati Financial Corp.                          (900)     (26,888)
    Franklin Resources                                (5,200)    (141,375)
    MBIA, Inc.                                        (2,600)     (99,775)
    MGIC Investment Corp.                             (2,000)     (74,750)
    People's Bank                                     (1,600)     (31,925)
    PMI Group, Inc.                                     (700)     (25,419)
    Starwood Financial, Inc.                            (900)     (15,188)
    Union Planters Corporation                        (1,800)     (49,275)
    Wachovia Corp.                                      (900)     (51,469)
                                                              -----------
                                                                 (730,971)
                                                              -----------
FOOD & BEVERAGE  (2.8%)
    Coca-Cola Co.                                     (3,500)    (169,531)
    Tricon Global Restaurants, Inc.**                 (1,200)     (31,950)
                                                              -----------
                                                                 (201,481)
                                                              -----------
HEALTH CARE  (6.7%)
    Beckman Coulter, Inc.                             (3,000)    (144,375)
    PE Corp. - PE Biosystems Group                    (1,800)    (189,900)
    Stryker Corp.                                       (900)     (52,650)
    United Healthcare                                 (2,000)    (102,250)
                                                               -----------
                                                                 (489,175)
                                                              -----------
INDUSTRIAL GOODS & MATERIALS  (2.6%)
    Southdown, Inc.                                     (500)     (24,813)
    Spx Corp.**                                       (1,900)    (165,419)
                                                              -----------
                                                                 (190,232)
                                                              -----------
LEISURE  (0.6%)
    International Game Technology                     (2,600)     (46,313)
                                                              -----------
OIL SERVICES  (5.8%)
    Amerada Hess Corp.                                (1,500)     (75,844)
    National Fuel Gas Co.                             (1,500)     (61,406)
    R & B Falcon Corp.**                              (4,600)     (71,013)
    Texaco, Inc.                                      (2,000)     (94,875)
    Weatherford International, Inc.**                 (2,600)    (117,000)
                                                              -----------
                                                                 (420,138)
                                                              -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS (CONT'D)
February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                      NUMBER
                                                        OF
                                                      SHARES     VALUE
                                                      ------    -------

SECURITIES SOLD SHORT  (CONT'D)
PAPER & FOREST PRODUCTS  (3.7%)
    Bowater, Inc.                                     (3,400) $  (167,238)
    Georgia-Pacific Group                             (3,000)    (104,063)
                                                              -----------
                                                                 (271,301)
                                                              -----------
PHARMACEUTICALS  (3.3%)
    FMC Corp.**                                       (1,700)     (82,131)
    Forest Laboratories, Inc.**                         (400)     (27,325)
    IMC Global, Inc.                                  (2,400)     (32,400)
    Monsanto Co.                                      (1,500)     (58,219)
    Watson Pharmaceuticals, Inc.**                    (1,000)     (40,000)
                                                              -----------
                                                                 (240,075)
                                                              -----------
PUBLISHING  (1.6%)
    Harland (John H.) Co.                            (1,100)     (16,981)
    Investment Technology Group, Inc.                 (2,600)    (100,750)
                                                              -----------
                                                                 (117,731)
                                                              -----------
RETAIL - SPECIALTY APPAREL STORES  (4.4%)
    Cintas Corp.                                        (700)     (27,956)
    Dillard's, Inc. Class A                           (4,100)     (71,238)
    Gap, Inc.                                         (1,200)     (57,975)
    Ikon Office Solutions                             (5,700)     (39,900)
    Payless ShoeSource, Inc.**                          (900)     (35,550)
    Penney, J.C. Co.                                  (5,700)     (89,775)
                                                              -----------
                                                                 (322,394)
                                                              -----------
TELECOMMUNICATIONS  (3.8%)
    Alltel Corp.                                      (1,700)     (98,600)
    AT&T Corp. - Liberty Media
      Group Class A**                                 (1,600)     (83,600)
    Citizens Utilities Co.
      Class B**                                       (2,000)     (30,500)
    Lucent Technologies                               (1,000)     (59,500)
                                                              -----------
                                                                 (272,200)
                                                              -----------


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
SCHEDULE OF INVESTMENTS (CONCLUDED)
February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                      NUMBER
                                                        OF
                                                      SHARES     VALUE
                                                      ------    -------

SECURITIES SOLD SHORT  (CONT'D)
TRANSPORTATION  (0.3%)
    Wisconsin Central Transportation Corp.**          (2,000) $   (24,750)
                                                              -----------
TOTAL SECURITIES SOLD SHORT (Cost $6,678,039)                 $(5,934,595)
                                                              -----------
TOTAL INVESTMENTS 14.1% (Cost $438,023*)                      $ 1,022,501

OTHER ASSETS IN EXCESS OF LIABILITIES 85.9%                   $ 6,224,875
                                                              -----------
TOTAL NET ASSETS 100.0%                                       $ 7,247,376
                                                              ===========

* Cost for Federal income tax purposes at February 29, 2000 is $469,914. The gross appreciation (depreciation) on a tax basis is as follows:

        Gross Appreciation - Investments                      $   845,425
        Gross Depreciation - Investments                       (1,017,947)
        Gross Appreciation - Short Sales                        1,259,158
        Gross Depreciation - Short Sales                         (534,049)
                                                              -----------
        Net Appreciation                                      $   552,587
                                                              ===========

** Non-income producing securities.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
STATEMENT OF ASSETS AND LIABILITIES
February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (cost - $7,116,062)                        $ 6,957,096
  Deposits with brokers and custodian bank for securities
    sold short or futures contract                                   6,132,722
  Cash                                                                  73,621
  Receivable for Fund shares sold                                        4,955
  Receivable from investment adviser                                     3,239
  Dividends and interest receivable                                     19,816
  Prepaid expenses and other assets                                     10,480
                                                                   -----------
    Total Assets                                                    13,201,929
                                                                   -----------
LIABILITIES
  Securities sold short (proceeds $6,678,039)                        5,934,595
  Distribution fee payable (Common shares)                                 610
  Accrued expenses payable                                              19,348
                                                                   -----------
    Total Liabilities                                                5,954,553
                                                                   -----------
NET ASSETS
  Capital stock, $0.001 par value                                          465
  Paid-in capital                                                    8,158,428
  Undistributed net investment income                                   27,299
  Accumulated net realized loss from investments and
    securities sold short                                           (1,523,294)
  Net unrealized appreciation on
    investments and other, if any                                      584,478
                                                                   -----------
    Net Assets                                                     $ 7,247,376
                                                                   ===========
INSTITUTIONAL SHARES
  Net assets                                                       $ 3,750,252
                                                                   -----------
  Shares outstanding                                                   241,912
                                                                   -----------
  Net asset value, offering price and redemption price
    per share                                                      $     15.50
                                                                   ===========
COMMON SHARES
  Net assets                                                       $ 3,497,124
                                                                   -----------
  Shares outstanding                                                   223,134
                                                                   -----------
  Net asset value, offering price and redemption price
    per share                                                      $     15.67
                                                                   ===========


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
STATEMENT OF OPERATIONS
For the Six Months Ended February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends                                                        $   46,301
  Interest                                                            176,605
                                                                   ----------
    Total Investment Income                                           222,906
                                                                   ----------
EXPENSES
  Investment advisory fees                                             38,351
  Administration fees                                                   4,816
  Dividend expense                                                     37,434
  Printing fees                                                        33,701
  Registration fees                                                    19,721
  Audit fees                                                            7,559
  Transfer agent fees                                                   6,283
  Directors fees                                                        5,300
  Legal fees                                                            3,631
  Distribution fees                                                     2,794
  Custodian fees                                                        1,080
  Insurance expense                                                    (3,731)
  Miscellaneous fees                                                    3,079
                                                                   ----------
                                                                      160,018
  Less fees waived and reimbursed                                     (51,692)
                                                                   ----------
    Total Expenses                                                    108,326
                                                                   ----------
  Net Investment Income                                               114,580
                                                                   ----------
REALIZED AND  UNREALIZED  GAIN/(LOSS) ON  INVESTMENTS
  Net realized  gain/(loss) from:
    Security transactions                                             311,942
    Securities sold short                                            (388,865)
                                                                   ----------
                                                                      (76,923)
                                                                   ----------
  Net change in unrealized appreciation from
    Investments                                                     1,061,910
                                                                   ----------
  Net Gain On Investments                                             984,987
                                                                   ----------
  Net Increase In Net Assets
    Resulting From Operations                                      $1,099,567
                                                                   ==========


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        FOR THE SIX       FOR THE YEAR
                                                        MONTHS ENDED          ENDED
                                                      FEBRUARY 29, 2000   AUGUST 31, 1999
                                                      -----------------   ---------------
                                                         (UNAUDITED)
INCREASE/(DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income                                  $   114,580        $   499,594
  Net gain/(loss) on investments                             984,987         (1,815,539)
                                                         -----------        -----------
  Net increase/(decrease) in net assets resulting
    from operations.                                       1,099,567         (1,315,945)
                                                         -----------        -----------
  Dividends and Distributions to
    shareholders:
  From net investment income:
    Institutional shares                                    (345,792)           (30,279)
    Common shares                                           (127,325)           (90,662)
  From net realized capital gains:
    Institutional shares                                          --            (52,082)
    Common shares                                                 --           (159,858)
                                                         -----------        -----------
  Total distributions to shareholders                       (473,117)          (332,881)
                                                         -----------        -----------
  Net capital share transactions                          (1,164,655)         3,132,125
                                                         -----------        -----------
  Total increase/(decrease) in net assets                   (538,205)         1,483,299
NET ASSETS:
  Beginning of period                                      7,785,581          6,302,282
                                                         -----------        -----------
  End of period                                          $ 7,247,376        $ 7,785,581
                                                         ===========        ===========
  Undistributed net investment income                    $    27,299        $   385,836
                                                         ===========        ===========

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
LONG-SHORT MARKET NEUTRAL FUND FINANCIAL HIGHLIGHTS
(For a Share Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                           INSTITUTIONAL                                    COMMON
                                            -------------------------------------------------  -------------------------------------
                                             FOR THE SIX    FOR THE  YEAR     FOR  THE PERIOD    FOR THE SIX
                                            MONTHS ENDED         ENDED         JULY 31, 1998*   MONTHS  ENDED     FOR THE PERIOD
                                            FEBRUARY  29,     AUGUST 31,        TO AUGUST 31,    FEBRUARY 29,   SEPTEMBER 8, 1998*
                                                2000             1999              1998             2000        TO AUGUST 31, 1999
                                             ------------    -----------      --------------    -------------   --------------------
                                              (UNAUDITED)                                        (UNAUDITED)

Net asset value, beginning of period               $14.21          $15.27           $15.00            $14.19            $15.19
                                                   ------          ------           ------            ------            ------
Income from investment operations
  Net investment income                              0.25 +          0.39 +           0.05              0.24 +            0.32 +
  Net gain/(loss) on investments and
    securities sold short (both realized
    and unrealized)                                  2.16           (1.25)            0.22              2.17             (1.12)
                                                   ------          ------           ------            ------            ------
  Total from investment operations                   2.41           (0.86)            0.27              2.41             (0.80)
                                                   ------          ------           ------            ------            ------
Less Distributions
  Dividends from net investment income              (1.12)          (0.07)              --             (0.93)            (0.07)
  Distributions from capital gains--                   --           (0.13)              --                --             (0.13)
                                                   ------          ------           ------            ------            ------
  Total distributions                               (1.12)          (0.20)              --             (0.93)            (0.20)
                                                   ------          ------           ------            ------            ------
Net asset value, end of period                     $15.50          $14.21           $15.27            $15.67            $14.19
                                                   ======          ======           ======            ======            ======
Total return                                     17.76%(c)        (5.68)%          1.80%(c)         17.63%(c)        (5.33)%(c)
Ratios/Supplemental Data:
  Net assets, end of period (000s omitted)         $3,750          $5,901           $6,302            $3,497            $1,885
  Ratio of expenses to average net assets
    (including dividend expense)               3.09%(a)(b)        3.33%(a)      4.32%(a)(b)       3.37%(a)(b)       3.40%(a)(b)
  Ratio of expenses to average net assets
    (excluding dividend expense)               2.00%(a)(b)        2.00%(a)      2.00%(a)(b)       2.26%(a)(b)       2.24%(a)(b)
  Ratio of net investment income to
    average net assets                            3.43%(b)          2.65%          1.96%(b)          3.23%(b)          2.46%(b)
  Fund turnover rate                               147%(c)           705%           130%(c)           147%(c)             705%

---------------------
(a) Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Institutional Class would have been 3.46% (excluding dividend expense) and 4.55% (including dividend expense) annualized for the six months ended February 29, 2000, 2.56% (excluding dividend expense) and 3.93% (including dividend expense) for the year ended August 31, 1999 and 5.12% (excluding dividend expense) and 7.44% (including dividend expense) annualized for the period ended August 31, 1998. Without the voluntary waiver of advisory fees and administration fees, the ratios of expenses to average net assets for the Common Class would have been 3.90% (excluding dividend expense) and 5.18% (including dividend expense) annualized for the six months ended February 29, 2000 and 2.84% (excluding dividend expense) and 4.00% (including dividend expense) annualized for the period ended August 31, 1999.

(b) Annualized.

(c) Not Annualized.

*   Inception Date.

+ Per share information is calculated using the average share outstanding method.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS
February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Warburg, Pincus Long-Short Market Neutral Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 , as amended (the "1940 Act"), as non-diversified, open-end management investment company. The Fund is authorized to offer three classes of shares: Common, Advisor and Institutional, although only Common shares and Institutional shares of the Fund are currently offered. Common shares for the Fund bear expenses paid pursuant to a shareholder servicing and distribution agreement at an annual rate not to exceed .25% of the average daily net asset value of the Fund's outstanding Common shares. In addition, the Common shares bear a co-administration fee.

   The Fund is permitted to engage in the investment strategies described in the Notes to Financial Statements. The Fund is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future. Please refer to the Fund's prospectus and statement of additional information for a description of its investment strategies.

              A) SECURITY VALUATION -- The net asset value of the Fund is determined daily as of the close of regular trading on The New York Stock Exchange Inc. The Fund's securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, as in the case of some securities traded over-the-counter, the securities are valued at the mean between the last reported bid and asked prices. All other securities and assets are valued as determined in good faith by the Fund's Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

              B) FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies are recorded in the Fund's records at the current prevailing exchange rates. Asset and liability accounts that are denominated in a foreign currency are adjusted daily to reflect current exchange rates. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in the statement of operations that result from fluctuations in foreign currency exchange rates. The Fund reports certain foreign currency related transactions as

WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for Federal income tax purposes.

              C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses are class specific expenses and vary by class. Expenses not directly attributable to a specific Fund or class are allocated based on relative net assets of each Fund and class, respectively.

              D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund calculates its dividends from net investment income. Net investment income includes interest accrued and dividends earned on the Fund's portfolio securities for the applicable period less applicable expense. The Fund will distribute substantially all of its net realized capital gains and all net investment income, if any, to its shareholders at least annually.

              The character of distributions made during the year for net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to generally accepted accounting principles (GAAP) and tax differences in the character of income and expense recognition. These differences are primarily due to differing treatments for net operating losses, paydowns on mortgage-backed securities, passive foreign investment companies, and forward foreign currency contracts. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on U.S. tax-basis treatment. Temporary differences do not require reclassification

              E) FEDERAL INCOME TAXES -- No provision is made for Federal taxes as it is the Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended and make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

              F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

              G) REPURCHASE AGREEMENTS -- Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditional upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by the Fund's custodian or an authorized securities depository. The Fund had an open repurchase agreement at February 29, 2000.

              H) FUTURES TRANSACTIONS -- A Fund invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates or securities prices, or for other purposes. The Fund may enter into futures contracts subject to certain limitations. Upon entering into a futures contract, each Fund is required to deposit cash or liquid securities or pledge U.S. Government securities of an initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variations margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contracts. Risks of entering into futures contracts include the possibility that there will be a perfect price correlation between the futures contracts and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

              I) OPTION TRANSACTIONS -- When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option.
     When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss to underlying security. The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.

              J) TBA PURCHASE COMMITMENTS -- The Funds may enter into "TBA" (to be announced) purchases commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

              K) SECURITIES  LENDING -- Loans of the  securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by the Fund in connection with securities lending activity is invested in the Boston Global Investment Trust. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund had no securities on loan to brokers at February 29, 2000.

              L) SHORT SALES -- When a Fund's investment adviser believes that a security is overvalued, it may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of the short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces such security. A Fund will realize a gain if there is a decline in price of the security between those dates, and the decline exceeds the cost of the borrowing the security and other

WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund's gain is limited to the amount at which it is sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold. Until a Fund replaces a borrowed security, it will maintain at all times cash or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 100% of its net asset.

              M) OTHER -- Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

              Some countries in which the Funds invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

              The   securities   exchanges  of  certain   foreign   markets  are
     substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by each Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by a Fund.

              Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

              In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and (to the extent a Fund invests in junk bonds) the Fund's net asset value.


NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   Pursuant to Investment Advisory Agreements, Credit Suisse Asset Management, LLC ("CSAM") an indirect, wholly-owned subsidiary of Credit Suisse Group, serves as investment advisor for the Fund described herein.

   CSAM is entitled to receive from the Fund a monthly fee equal to an annual rate of 1.50% of the Fund's average daily net assets. In addition, CSAM is entitled to a monthly performance adjustment fee, which may increase or decreased the total advisory fee by up to 0.50% per year. The performance adjustment fee decreased the total advisory fee by $12,724 or .37% (annualized) of average daily net assets due to lower performance in comparison to the Salomon Smith Barney U.S. 1-Month Treasury Bill Index plus 5 percentage points for the twelve months ended February 29, 2000.

   CSAM may, at its discretion, voluntarily waive all or any portion of its advisory fee for the Fund. For the six months ended February 29, 2000 advisory fees and waivers for the investment Fund was as follows:

                         GROSS                         NET
                     ADVISORY FEE     WAIVER      ADVISORY FEE
                     ------------   ----------    ------------
                        $38,351      $(37,753)        $598

   CSAM reimbursed expenses of the Fund in the amount of $11,458 for the six months ended February 29, 2000.

   State Street Bank and Trust Company ("State Street") , serves as the Fund's transfer and dividend disbursement agent. State Street has delegated most of its Fund service obligations to Boston Financial Data Services, Inc. (BFDS), a 50% owned subsidiary of State Street.

   Counsellors Fund Services, Inc. ("CFSI"), a wholly-owned subsidiary of Credit Suisse Asset Management, LLC. served as co-administrator of the Fund until November 1, 1999. On November 1, 1999, Credit Suisse Asset Management Securities, Inc. ("CSAMSI") replaced CFSI as co-administrator to the portfolio. PFPC Inc. ("PFPC"), an indirect subsidiary of PNC Financial Services Group, also serves as the Fund's co-administrator. For administration services, the Fund pays CSAMSI a fee calculated at an annual rate .05% of the Fund's first $125 million in average daily nets assets of the Common shares and .10% of average daily net assets of the Common shares over $125 million.

WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONTINUED)

   CSFI, at its discretion, voluntarily waived a portion of its co-administration fees for the Fund. For the period September 1, 1999 to October 31, 1999, co-administration fees earned and waived by CFSI on the Common shares were as follows:

                         GROSS                             NET
                 CO-ADMINISTRATION FEE    WAIVER    CO-ADMINISTRATION FEE
                 ---------------------   --------   ---------------------
                         $163             $(131)           $32

   CSAMSI may, at its discretion, voluntarily waive all or any portion of its administrative fee for any of the Funds. For the period November 1, 1999 to February 29, 2000, co-administrative service fees earned and waived by CSAMSI on the Common shares were as following:

                         GROSS                             NET
                 CO-ADMINISTRATION FEE    WAIVER    CO-ADMINISTRATION FEE
                 ---------------------   --------   ---------------------
                         $396             $(316)           $80

   For administration services, PFPC currently receives a fee calculated at annual rate of .125% on the Fund's average daily net asset subject to a minimum annual fee and exclusive of out-of-pocket expenses. PFPC may, at its discretion, voluntarily waive all or any portion of its administration fee for the Fund. For the six months ended February 29, 2000, the co-administration fee earned and waived by PFPC was as follows:

                GROSS CO-ADMINISTRATIVE             NET CO-ADMINISTRATIVE
                          FEE             WAIVER            FEE
                -----------------------  --------   ---------------------
                        $4,257           $(2,034)         $2,223

   In addition to serving as the Funds co-administrator, CSAMSI served as distributor of the Fund's shares until January 1, 2000. On January 1, 2000, Provident Distributors, Inc. ("PDI") replaced CSAMSI as distributor to the Fund. No compensation is payable by the Fund to PDI for distribution services, but CSAMSI receives compensation from the Fund's Common shares under the co-administration agreement for shareholder servicing and distribution. For the Shareholder Servicing and Distribution Plan on the Common shares, CSAMSI receives a fee calculated at an annual rate .25% of the average daily net assets of the Common shares of the Fund. For the six months ended February 29, 2000, shareholder servicing and distribution fees, earned by CSAMSI were $2,794.

WARBURG PINCUS LONG-SHORT MARKET NEUTRAL FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)
February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

NOTE 3. PURCHASES AND SALES OF SECURITIES

   For the six months ended February 29, 2000, purchases and sales of investment securities (other than short-term investments) were as follows:

                           INVESTMENT SECURITIES    SHORT SECURITIES
                           ---------------------    ----------------
                           PURCHASES    SALES             SALES
                           ---------- ----------    ----------------
                           $9,062,357 $4,997,065       $4,749,860
NOTE 4. CAPITAL SHARES

   Transactions in capital shares for each period were as follows:

                                   INSTITUTIONAL                                         COMMON
                -----------------------------------------------------  -----------------------------------------------------
                FOR THE SIX  MONTHS  ENDED                             FOR THE SIX  MONTHS  ENDED       FOR  THE  PERIOD
                     FEBRUARY 29, 2000        FOR THE YEAR  ENDED           FEBRUARY 29,  2000          SEPTEMBER 8, 1998*
                         (UNAUDITED)             AUGUST 31, 1999                (UNAUDITED)          THROUGH AUGUST 31, 1999
                --------------------------  -------------------------  -------------------------- --------------------------
                   SHARES         VALUE       SHARES        VALUE        SHARES        VALUE        SHARES        VALUE
                 ---------    ----------    ----------   ------------    -------     ----------   ----------   ------------
Shares sold        46,893     $  630,344     2,702,645   $ 40,468,228    111,084     $1,689,509    3,454,318   $ 51,387,127
Shares issued in
  reinvestment of
  dividends        21,825        307,514         5,561         82,361      8,769        124,965       16,915        250,336
Shares
  repurchased    (241,987)    (3,479,365)   (2,705,769)   (39,525,343)   (29,517)      (437,622)  (3,338,435)   (49,530,584)
                 --------    -----------    ----------   ------------    -------     ----------   ----------   ------------
Net increase/
  (decrease)     (173,269)   $(2,541,507)        2,437   $  1,025,246     90,336     $1,376,852      132,798   $  2,106,879
                 ========    ===========    ==========   ============    =======     ==========   ==========   ============

*Inception Date.

   On February 29, 2000, six Institutional Class shareholders held 5% or more of the outstanding shares which represented approximately 90.07% of the outstanding shares.

NOTE 5. LINE OF CREDIT

   The Fund together with other funds advised by CSAM, have established a $250 million committed line of credit facility ("Credit Facility") with Deutche Bank, AG as administrative agent, State Street Bank and Trust Company as operations agents, Bank of Nova Scotia as syndication agent and certain other lender, for temporary or emergency purposes primarily relating to unanticipated portfolio share redemption. Under the terms of the Credit Facility, the funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participation funds in such manner as is determined by the governing Boards of the various funds. In addition the participating funds will pay interest on borrowing at the Federal funds rate plus .50%. During the six months ending February 29, 2000, the Fund did not have any borrowings under line of credit agreement.

WARBURG LONG-SHORT MARKET NEUTRAL FUND
SPECIAL SHAREHOLDER MEETING RESULTS
February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of the Fund was held on May 21, 1999. At the special meeting, the following persons were elected as directors of each Fund, constituting the entire Board of Directors: Richard H. Francis, Jack W. Fritz, Jeffrey E. Garten, James S. Pasman, Jr., William W. Priest, Steven N. Rappaport, Arnold M. Reichman and Alexander B.
Trowbridge.

In addition, shareholders voted on the following matters:

      Proposal 2: Ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants for each of the Funds for the fiscal year ending August 31, 1999.

The voting results for the Fund were as follows:

Election of Directors:

                                                       For            Withheld
--------------------------------------------------------------------------------
   Richard H. Francis                            1,006,652.5040        0.0000
--------------------------------------------------------------------------------
   Jack W. Fritz                                 1,006,652.5040        0.0000
--------------------------------------------------------------------------------
   Jeffrey E. Garten                             1,006,652.5040        0.0000
--------------------------------------------------------------------------------
   James S. Pasman, Jr.                          1,006,652.5040        0.0000
--------------------------------------------------------------------------------
   William W. Priest                             1,006,652.5040        0.0000
--------------------------------------------------------------------------------
   Steven N. Rappaport                           1,006,652.5040        0.0000
--------------------------------------------------------------------------------
   Arnold M. Reichman                            1,006,652.5040        0.0000
--------------------------------------------------------------------------------
   Alexander B. Trowbridge                       1,006,652.5040        0.0000
--------------------------------------------------------------------------------


Proposal 2:

                              % of Shares to Total  % of Shares to Total Shares
                  Shares       Outstanding Shares              Vote
--------------------------------------------------------------------------------
   For        1,006,652.5040        58.3092%                 100.0000%
--------------------------------------------------------------------------------
   Against            0.0000         0.0000%                   0.0000%
--------------------------------------------------------------------------------
   Abstain            0.0000         0.0000%                   0.0000%
--------------------------------------------------------------------------------

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                                [GRAPHIC OMITTED]
                              WARBURG PINCUS FUNDS

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                  800-WARBURG (800-927-2874) o WWW.WARBURG.COM
 PROVIDENT DISTRIBUTORS, INC., DISTRIBUTOR.                        WPLSN-3-0200